                                                                   EXHIBIT 10.12





             ASSET PURCHASE AND ASSUMPTION OF LIABILITIES AGREEMENT

                                 BY AND BETWEEN

                              CONCRETE MEDIA, INC.

                                       AND

                        CONCRETE MEDIA CONSTRUCTION, LLC

                                DECEMBER 30, 1998

      This ASSET PURCHASE AND ASSUMPTION OF LIABILITIES AGREEMENT (this "Agreement") is entered into this 30th day of December, 1998, by and between CONCRETE MEDIA, INC., a Delaware corporation ("CMI"), and CONCRETE MEDIA CONSTRUCTION, LLC, a Delaware limited liability company ("Concrete Media Construction").

      WHEREAS, CMI now desires to sell and transfer to Concrete Media Construction all of the assets as listed on the attached Exhibit 1.01 (the "Assets"); and

      WHEREAS, Concrete Media Construction desires to purchase and acquire the Assets and desires to become liable for paying, performing and discharging the liabilities and obligations arising out of or relating to the business of website development services as previously conducted by CMI or arising out of or relating to the Assets, of whatever kind or nature, whether contingent or absolute, whether known or unknown, whether arising prior to or on or after December 30, 1998, including without limitation, those listed on Exhibit 1.02 and all of the foregoing liabilities and obligations described in this Agreement (the "Liabilities").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                           TRANSFER AND SALE OF ASSETS

      SECTION 1.01 Transfer and Sale of the Assets. On the terms and subject to the conditions of this Agreement, CMI agrees to sell, convey, transfer, assign and deliver to Concrete Media Construction, and Concrete Media Construction agrees to receive from CMI on December 30, 1998, the Assets pursuant to a Bill of Sale in the form of Exhibit 1.03 attached hereto.

      SECTION 1.02 Consideration for the Assets. In consideration for the purchase and sale of the Assets, upon the terms and subject to the conditions set forth in this Agreement, on December 30, 1998, Concrete Media Construction shall execute a promissory note dated December 30, 1998, payable to CMI in the principal amount of $315,000 due December 30, 2001 and also shall execute a promissory note dated December 30, 1998, payable to CMI in the principal amount of $105,000 due January 15, 1999. The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., eastern standard time, on December 30, 1998 (or if the conditions to the Closing shall not have been satisfied or waived by such date then as soon as practicable thereafter (the "Closing Date").

      SECTION 1.03 Assumption of Liabilities and Covenant to Satisfy all Liabilities. As of the close of business on December 30, 1998, Concrete Media Construction shall assume and satisfy, discharge and be primarily liable for paying, performing and discharging the Liabilities.

      Notwithstanding the provisions of this Agreement or any exhibit hereto, Concrete Media Construction shall assume any and all liabilities, obligations or commitments with respect to the Concrete Media Construction business (the "Website Business") or the Assets, of any nature whatsoever, whether known or unknown, contingent or otherwise, including, but not limited to, any such liabilities, obligations or commitments to any affiliate of CMI or any other third party from the beginning of time to the date hereof.

      SECTION 1.04 Concrete Media Construction Indemnification of CMI. Concrete Media Construction, by its officers and managers, covenants and agrees to defend, indemnify and hold harmless CMI (and its successors-in-interest), its stockholders, officers, directors, employees, agents, advisers, representatives and affiliates (collectively, the "CMI Indemnitees") from and against, and shall pay or reimburse CMI Indemnitees for, any and all actions, causes of actions, suits, debts, losses, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, and expenses (including attorney fees and costs actually incurred), of any nature whatsoever, in law or equity (collectively "Claims"), which arise out of or are related to (i) the conduct of the Website Business or (ii) the Assets, regardless of whether known or unknown or incurred before or after the date of this Agreement.

      SECTION 1.05 Further Assurances. At any time and from time to time after December 30, 1998, at the request of any party hereto and without further consideration CMI and Concrete Media Construction shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order more effectively to sell, transfer, convey and assign to Concrete Media Construction and to confirm Concrete Media Construction's title to the Assets and Concrete Media Construction's obligations with respect to the Liabilities.

                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF CMI

      CMI represents and warrants to Concrete Media Construction as follows:

      SECTION 2.01 Organization and Qualification. CMI is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and is duly licensed or qualified to transact business as a foreign corporation in the State of New York and is in good standing in the State of New York.

      SECTION 2.02 Corporate Power and Authority. CMI has the corporate power and authority to own and hold its properties and to carry on its business. CMI has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by CMI. This Agreement and each of the other agreements, documents and instruments to be executed and delivered by CMI have been duly executed and delivered by, and constitute the legal, valid and binding obligation of, CMI enforceable against CMI in accordance with their terms.

      SECTION 2.03 Validity, Etc. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate, conflict with or result in any breach of any trust agreement, certificate of incorporation, bylaw, judgment, decree, order, statute or regulation applicable to CMI, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or (iii) violate, conflict with or result in a breach, default or termination of, or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of, any of the obligations of CMI.

                                   ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF CONCRETE MEDIA CONSTRUCTION

      Concrete Media Construction represents and warrants to CMI as follows:

      SECTION 3.01 Organization. Concrete Media Construction is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Concrete Media Construction's ability to purchase the Assets and Concrete Media Construction's ability to assume the Liabilities herein.

      SECTION 3.02 Concrete Media Construction Power and Authority. Concrete Media Construction has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by Concrete Media Construction. This Agreement and each of the other agreements, documents and instruments to be executed and delivered by Concrete Media Construction have been duly executed and delivered by, and constitute the valid and binding obligation of Concrete Media Construction enforceable against Concrete Media Construction in accordance with their terms.

      SECTION 3.03 Validity, Etc. Neither the execution and delivery of this Agreement nor the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) conflict with or result in any breach of any trust agreement, certificate of organization, bylaw, judgment, decree, order, statute or regulation applicable to Concrete Media Construction
(ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument to which Concrete Media Construction is a party or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Concrete Media Construction.

      SECTION 3.04 No Violation of Laws or Contracts. Neither the execution and performance of this Agreement, the Note or the other agreements executed by Concrete Media Construction in accordance with the terms hereof, nor the consummation of the transactions contemplated hereby and thereby, will violate any provisions of law, any order of any court or other agency or government, or any ordinance, indenture or agreement to which Concrete Media Construction is a party.

                                   ARTICLE IV

                             FORWARD COMMUNICATIONS

      SECTION 4.01. Forward Communications. Any written communication received at any time by CMI with respect to any of the Assets or Liabilities shall be transmitted by CMI to Concrete Media Construction within two (2) business days of receipt.

                                    ARTICLE V

                                 COVENANT OF CMI

      SECTION 5.01. Use of Name. CMI hereby covenants and agrees that it shall use the name "Concrete Media" only for so long and up until such time as it merges with Bolt Media, Inc. Effective upon the merger, the name of the surviving corporation will be Bolt Media, Inc.

                                   ARTICLE VI

                   COVENANT OF CONCRETE MEDIA CONSTRUCTION

      SECTION 6.01. Permission to Use Name. Concrete Media Construction hereby covenants and agrees that it shall allow CMI to continue to use the name "Concrete Media" only for so long and up until such time as CMI merges with Bolt Media, Inc. Upon the effective date of the merger, CMI shall cease using the name "Concrete Media."

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, Concrete Media, Inc. and Concrete Media Construction LLC have each executed this Asset Purchase and Assumption of Liabilities Agreement as of the day and year first above written.

                                    CONCRETE MEDIA, INC.

                                    By: /s/ Daniel A. Pelson
                                        -----------------------------------
                                        Name: Daniel A. Pelson
                                        Title:  CEO

                                    CONCRETE MEDIA CONSTRUCTION, LLC

                                    By: /s/ Aaron Cohen
                                        -----------------------------------
                                        Name:  Aaron Cohen
                                        Title:  President

                                    EXHIBITS

1.01  List of Assets
1.02  List of Liabilities
1.03  Bill of Sale

                                  EXHIBIT 1.01

                                 LIST OF ASSETS

Twelve (12) Work Stations (i.e. computer hard drive, monitor, modem).

Two (2) Servers (i.e., two mainframe computers).

The Name "Concrete Media".

      All agreements, contracts and understandings relating to the services provided to the following customers:

            ABC
            Bertelsmann
            Hachette Filipacchi New Media
            iBalls (Site design and maintenance only)
            Isiah International/Isiah Investment, LLC
            The Princeton Review (Site design and maintenance only)
            Time Warner
            Toymax
            Tripod (Site design and maintenance only)
            Village Voice (Site design and maintenance only)

   Employees to be Transferred

            Glaucia W. Cappelozza
            Christopher Cody
            Aaron Cohen
            Hanna K. Dunston
            Jennifer A. Fixman
            David S. Goodman
            William H. Hadley
            Douglas McLellan
            Phuong-Dao T. Nguyen
            Liza Pagano
            Jorge E. Pedroza
            Anh Tuan Pham
            Enja H. Schenck
            Alvin R. Townsend, Jr.
            Yuri Bogdanowsky
            Michael Human
            Diane J. Goodman
            Shannon McGarity

                                  EXHIBIT 1.02

                               LIST OF LIABILITIES

(1) Warranty Liability, in the amount of seventy-five thousands dollars ($75,000.00).

(2)   Vacation Accrual, in the amount of fifteen thousand dollars ($15,000).

                                  EXHIBIT 1.03

                                  BILL OF SALE

      This Bill of Sale dated December 30, 1998 is executed and delivered by Concrete Media, Inc., a Delaware corporation (the "Seller"), in connection with the Asset Purchase and Assumption of Liabilities Agreement (the "Asset Purchase Agreement") dated December 30, 1998, by and between the Seller and Concrete Media Construction, LLC (the "Buyer").

      WHEREAS, pursuant to the Asset Purchase Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer the assets listed on the attached Exhibit A.

      NOW, THEREFORE, in consideration of the execution and delivery of the Asset Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged subject to the terms of the Asset Purchase Agreement, the Seller hereby agrees as follows:

      1. The Seller hereby sells, transfers, conveys, assigns and delivers to the Buyer and its successors and assigns, all right, title and interest in and to all of the assets, properties and rights of the Seller as listed on the attached Exhibit A.

      2. The Seller hereby agrees to execute and deliver after December 30, 1998 such other instruments or documents and to take such additional actions as may be reasonably requested by the other in order to effect or complete the transfer contemplated hereby.

      3. This Bill of Sale is intended to evidence the consummation of the sale and transfer by the Seller to the Buyer of the Assets as listed on the attached Exhibit A, all as contemplated by the Asset Purchase Agreement. The Seller, by its execution of this Bill of Sale, and the Buyer, by its acceptance of this Bill of Sale, each hereby acknowledge and agree that the remedies of any party under the Asset Purchase Agreement shall not be deemed to be enlarged, modified or altered in any way by this Bill of Sale. Any inconsistencies or ambiguities between this Bill of Sale and the Asset Purchase Agreement shall be resolved in favor of the Asset Purchase Agreement.

      4. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed under seal as of and on the date first above written.

                                          CONCRETE MEDIA, INC., as Seller

                                          By: _________________________________
                                              Name:
                                              Title:



AGREED AND ACCEPTED:

CONCRETE MEDIA CONSTRUCTION, LLC,
as Buyer

By: _______________________________
    Name:
    Title:

                                    EXHIBIT A

                                 LIST OF ASSETS

Twelve (12) Work Stations (i.e. computer hard drive, monitor, modem).

Two (2) Servers (i.e., two mainframe computers)

The Name "Concrete Media".

   All agreements, contracts and understandings relating to the services provided to the following customers:

      ABC
      Bertelsmann
      Hachette Filipacchi New Media
      iBalls (Site design and maintenance only)
      Isiah International/Isiah Investment, LLC
      The Princeton Review (Site design and maintenance only)
      Time Warner
      Toymax
      Tripod (Site design and maintenance only)
      Village Voice (Site design and maintenance only)

   Employees to be Transferred
      Glaucia W. Cappelozza
      Christopher Cody
      Aaron Cohen
      Hanna K. Dunston
      Jennifer A. Fixman
      David S. Goodman
      William H. Hadley
      Douglas McLellan
      Phuong-Dao T. Nguyen
      Liza Pagano
      Jorge E. Pedroza
      Anh Tuan Pham
      Enja H. Schenck
      Alvin R. Townsend, Jr.
      Yuri Bogdanowsky
      Michael Human
      Diane J. Goodman
      Shannon McGarity